Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
March 31, 2017

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 35 percent.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets, and

•	Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics(1)
(Unaudited)

	Three months ended
	March 31,	December 31,	March 31,	Percent Changes vs.
(amounts in thousands, except per share amounts and as noted)	2017	2016	2016	4Q16	1Q16
Net interest income (3)	$742,033	$747,541	$512,225	(1)%	45%
FTE adjustment	(12,058)	(12,560)	(9,159)	(4)	32
Net interest income	729,975	734,981	503,066	(1)	45
Provision for credit losses	67,638	74,906	27,582	(10)	145
Noninterest income	312,463	334,337	241,867	(7)	29
Noninterest expense	707,422	681,497	491,080	4	44
Income before income taxes	267,378	312,915	226,271	(15)	18
Provision for income taxes	59,284	73,952	54,957	(20)	8
Net income	208,094	238,963	171,314	(13)	21
Dividends on preferred shares	18,878	18,865	7,998	—	—
Net income applicable to common shares	$189,216	$220,098	$163,316	(14)%	16%

Net income per common share - diluted	$0.17	$0.20	$0.20	(15)%	(15)%
Cash dividends declared per common share	0.08	0.08	0.07	—	14
Tangible book value per common share at end of period	6.55	6.43	7.12	2	(8)
Average common shares - basic	1,086,374	1,085,253	795,755	—	37
Average common shares - diluted	1,108,617	1,104,358	808,349	—	37
Ending common shares outstanding	1,087,120	1,085,689	796,689	—	36
Return on average assets	0.84%	0.95%	0.96%
Return on average common shareholders’ equity	8.2	9.4	10.4
Return on average tangible common shareholders’ equity(2)	11.3	12.9	11.9
Net interest margin(3)	3.30	3.25	3.11
Efficiency ratio(4)	65.7	61.6	64.6
Effective tax rate	22.2	23.6	24.3
Average total assets (millions)	$100,343	$100,367	$71,596	—	40
Average earning assets (millions)	91,139	91,463	66,234	—	38
Average loans and leases (millions)	66,981	66,405	50,618	1	32
Average loans and leases - linked quarter annualized growth rate	3.5%	37.4%	6.4%
Average total deposits (millions)	$75,939	$76,886	$54,979	(1)	38
Average core deposits(5) (millions)	71,500	72,070	51,363	(1)	39
Average core deposits - linked quarter annualized growth rate	(3.2)%	64.8%	(1.7)%
Average shareholders’ equity (millions)	$10,422	$10,426	$6,755	—	54
Average common total shareholders' equity (millions)	9,351	9,355	6,322	—	48
Average tangible common shareholders' equity (millions)	7,101	7,080	5,610	—	27
Total assets at end of period (millions)	100,046	99,714	72,645	—	38
Total shareholders’ equity at end of period (millions)	10,437	10,308	7,158	1	46

NCOs as a % of average loans and leases	0.24%	0.26%	0.07%
NAL ratio	0.60	0.63	0.97
NPA ratio(6)	0.68	0.72	1.02
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.00	0.95	1.19
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.14	1.10	1.34
ACL as a % of NALs	190	174	138
ACL as a % of NPAs	167	153	131
Common equity tier 1 risk-based capital ratio(7)	9.67	9.56	9.73
Tangible common equity / tangible asset ratio(8)	7.28	7.16	7.89
See Notes to the Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(6)	NPAs include other real estate owned.

(7)	March 31, 2017, figures are estimated.

(8)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	March 31,	December 31,
(dollar amounts in thousands, except number of shares)	2017	2016	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,308,813	$1,384,770	(5)%
Interest-bearing deposits in banks	63,055	58,267	8
Trading account securities	97,785	133,295	(27)
Loans held for sale	518,238	512,951	1
Available-for-sale and other securities	16,173,605	15,562,837	4
Held-to-maturity securities	7,533,517	7,806,939	(4)
Loans and leases(1)	67,098,269	66,961,996	—
Allowance for loan and lease losses	(672,580)	(638,413)	5
Net loans and leases	66,425,689	66,323,583	—
Bank owned life insurance	2,445,545	2,432,086	1
Premises and equipment	852,582	815,508	5
Goodwill	1,992,849	1,992,849	—
Other intangible assets	388,103	402,458	(4)
Servicing rights	227,678	225,578	1
Accrued income and other assets	2,018,047	2,062,976	(2)
Total assets	$100,045,506	$99,714,097	—%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$77,422,510	$75,607,717	2%
Short-term borrowings	1,263,430	3,692,654	(66)
Long-term debt	9,279,140	8,309,159	12
Accrued expenses and other liabilities	1,643,279	1,796,421	(9)
Total liabilities	89,608,359	89,405,951	—

Shareholders' equity
Preferred stock	1,071,227	1,071,227	—
Common stock	10,900	10,886	—
Capital surplus	9,898,889	9,881,277	—
Less treasury shares, at cost	(26,765)	(27,384)	(2)
Accumulated other comprehensive loss	(390,860)	(401,016)	(3)
Retained (deficit) earnings	(126,244)	(226,844)	(44)
Total shareholders’ equity	10,437,147	10,308,146	1
Total liabilities and shareholders’ equity	$100,045,506	$99,714,097	—%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares issued	1,089,986,453	1,088,641,251
Common shares outstanding	1,087,119,978	1,085,688,538
Treasury shares outstanding	2,866,475	2,952,713
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares issued	2,705,571	2,702,571
Preferred shares outstanding	1,098,006	1,098,006

(1)	See pages 4 for detail of loans and leases.

(2)	See page 5 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2017		2016		2016		2016		2016

Ending Balances by Type:
Commercial:
Commercial and industrial	$28,176	42%	$28,059	42%	$27,668	42%	$21,372	41%	$21,254	41%
Commercial real estate:
Construction	1,107	2	1,446	2	1,414	2	856	2	939	2
Commercial	5,986	9	5,855	9	5,842	9	4,466	7	4,343	8
Commercial real estate	7,093	11	7,301	11	7,256	11	5,322	9	5,282	10
Total commercial	35,269	53	35,360	53	34,924	53	26,694	50	26,536	51
Consumer:
Automobile	11,155	17	10,969	16	10,791	16	10,381	20	9,920	19
Home equity	9,974	15	10,106	15	10,120	15	8,447	17	8,422	17
Residential mortgage	7,829	12	7,725	12	7,665	12	6,377	12	6,082	12
RV and marine finance	1,935	2	1,846	3	1,840	3	—	—	—	—
Other consumer	936	1	956	1	964	1	644	1	579	1
Total consumer	31,829	47	31,602	47	31,380	47	25,849	50	25,003	49
Total loans and leases	$67,098	100%	$66,962	100%	$66,304	100%	$52,543	100%	$51,539	100%

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2017		2016		2016		2016		2016
Ending Balances by Business Segment:
Consumer and Business Banking	$17,524	26%	$17,629	26%	$17,658	27%	$13,811	26%	$13,637	26%
Commercial Banking	19,105	28	19,255	29	19,151	29	14,202	27	14,073	27
CREVF	22,791	34	22,491	34	22,043	33	17,800	34	17,412	34
RBHPCG	4,690	7	4,673	7	4,618	7	4,024	8	3,876	8
Home Lending	2,854	5	2,801	4	2,768	4	2,659	5	2,552	5
Treasury / Other	134	—	113	—	66	—	47	—	(11)	—
Total loans and leases	$67,098	100%	$66,962	100%	$66,304	100%	$52,543	100%	$51,539	100%

Average Balances by Business Segment:
Consumer and Business Banking	$17,611	26%	$17,643	27%	$15,731	26%	$13,730	26%	$13,619	27%
Commercial Banking	19,202	29	19,002	29	17,159	28	14,033	27	13,499	27
CREVF	22,620	34	22,224	33	20,699	34	17,554	34	17,023	34
RBHPCG	4,640	7	4,631	7	4,318	8	3,934	8	3,852	7
Home Lending	2,822	4	2,774	4	2,702	4	2,583	5	2,533	5
Treasury / Other	86	—	131	—	113	—	98	—	92	—
Total loans and leases	$66,981	100%	$66,405	100%	$60,722	100%	$51,932	100%	$50,618	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2017		2016		2016		2016		2016

Ending Balances by Type:
Demand deposits - noninterest-bearing	$21,489	28%	$22,836	30%	$23,426	30%	$16,324	30%	$16,571	30%
Demand deposits - interest-bearing	18,618	24	15,676	21	15,730	20	8,412	15	8,174	15
Money market deposits	18,664	24	18,407	24	18,604	24	19,480	34	19,844	35
Savings and other domestic deposits	12,043	16	11,975	16	12,418	16	5,341	10	5,423	10
Core certificates of deposit	2,188	3	2,535	3	2,724	4	1,866	4	2,123	4
Total core deposits	73,002	95	71,429	94	72,902	94	51,423	93	52,135	94
Other domestic deposits of $250,000 or more	524	1	394	1	391	1	380	1	424	1
Brokered deposits and negotiable CDs	3,897	4	3,784	5	3,972	5	3,017	6	2,890	5
Deposits in foreign offices	—	—	—	—	140	—	223	—	180	—
Total deposits	$77,423	100%	$75,608	100%	$77,405	100%	$55,043	100%	$55,629	100%
Total core deposits:
Commercial	$32,963	45%	$31,887	45%	$32,936	45%	$24,308	47%	$24,543	47%
Consumer	40,039	55	39,542	55	39,966	55	27,115	53	27,592	53
Total core deposits	$73,002	100%	$71,429	100%	$72,902	100%	$51,423	100%	$52,135	100%

Ending Balances by Business Segment:
Consumer and Business Banking	$45,803	59%	$44,861	59%	$45,082	58%	$31,287	57%	$31,502	57%
Commercial Banking	19,042	25	15,616	21	16,434	21	10,353	19	11,258	20
CREVF	1,890	2	1,887	2	1,772	2	1,693	3	1,608	3
RBHPCG	5,982	8	8,521	11	8,705	11	7,970	14	7,690	14
Home Lending	350	—	639	1	500	1	335	1	334	1
Treasury / Other(1)	4,356	6	4,084	6	4,912	7	3,405	6	3,237	5
Total deposits	$77,423	100%	$75,608	100%	$77,405	100%	$55,043	100%	$55,629	100%

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2017		2016		2016		2016		2016
Average Balances by Business Segment:
Consumer and Business Banking	$44,636	59%	$45,109	59%	$38,076	57%	$31,484	57%	$30,985	56%
Commercial Banking	18,731	25	16,003	21	13,664	21	10,769	19	11,375	20
CREVF	1,800	2	1,887	2	1,704	3	1,656	3	1,629	3
RBHPCG	5,918	8	8,616	11	8,326	13	7,876	14	7,480	14
Home Lending	579	1	606	1	447	1	386	1	316	1
Treasury / Other(1)	4,275	5	4,665	6	4,285	5	3,243	6	3,194	6
Total deposits	$75,939	100%	$76,886	100%	$66,502	100%	$55,414	100%	$54,979	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (2)
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2017	2016	2016	2016	2016	4Q16	1Q16
Assets
Interest-bearing deposits in banks	$100	$110	$95	$99	$98	(10)%	2%
Loans held for sale	415	2,507	695	571	433	(83)	(4)
Securities:
Available-for-sale and other securities:
Taxable	12,800	13,734	9,785	6,904	6,633	(7)	93
Tax-exempt	3,049	3,136	2,854	2,510	2,358	(3)	29
Total available-for-sale and other securities	15,849	16,870	12,639	9,414	8,991	(6)	76
Trading account securities	137	139	49	41	40	(1)	245
Held-to-maturity securities - taxable	7,656	5,432	5,487	5,806	6,054	41	26
Total securities	23,643	22,441	18,175	15,261	15,085	5	57
Loans and leases:(1)
Commercial:
Commercial and industrial	27,922	27,727	24,957	21,344	20,649	1	35
Commercial real estate:
Construction	1,314	1,413	1,132	881	923	(7)	42
Commercial	6,039	5,805	5,227	4,345	4,283	4	41
Commercial real estate	7,353	7,218	6,359	5,226	5,206	2	41
Total commercial	35,276	34,945	31,316	26,570	25,855	1	36
Consumer:
Automobile	11,063	10,866	11,402	10,146	9,730	2	14
Home equity	10,072	10,101	9,260	8,416	8,441	—	19
Residential mortgage	7,777	7,690	7,012	6,187	6,018	1	29
RV and marine finance	1,874	1,844	915	—	—	2	N.R.
Other consumer	919	959	817	613	574	(4)	60
Total consumer	31,705	31,460	29,406	25,362	24,763	1	28
Total loans and leases	66,981	66,405	60,722	51,932	50,618	1	32
Allowance for loan and lease losses	(636)	(614)	(623)	(616)	(604)	4	5
Net loans and leases	66,345	65,791	60,099	51,316	50,014	1	33
Total earning assets	91,139	91,463	79,687	67,863	66,234	—	38
Cash and due from banks	2,011	1,538	1,325	1,001	1,013	31	99
Intangible assets	2,387	2,421	1,547	726	730	(1)	227
All other assets	5,442	5,559	4,962	4,149	4,223	(2)	29
Total assets	$100,343	$100,367	$86,898	$73,123	$71,596	—%	40%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$21,730	$23,250	$20,033	$16,507	$16,334	(7)%	33%
Demand deposits - interest-bearing	16,805	15,294	12,362	8,445	7,776	10	116
Total demand deposits	38,535	38,544	32,395	24,952	24,110	—	60
Money market deposits	18,653	18,618	18,453	19,534	19,682	—	(5)
Savings and other domestic deposits	11,970	12,272	8,889	5,402	5,306	(2)	126
Core certificates of deposit	2,342	2,636	2,285	2,007	2,265	(11)	3
Total core deposits	71,500	72,070	62,022	51,895	51,363	(1)	39
Other domestic deposits of $250,000 or more	470	391	382	402	455	20	3
Brokered deposits and negotiable CDs	3,969	4,273	3,904	2,909	2,897	(7)	37
Deposits in foreign offices	—	152	194	208	264	—	—
Total deposits	75,939	76,886	66,502	55,414	54,979	(1)	38
Short-term borrowings	3,792	2,628	1,306	1,032	1,145	44	231
Long-term debt	8,529	8,594	8,488	7,899	7,202	(1)	18
Total interest-bearing liabilities	66,530	64,858	56,263	47,838	46,992	3	42
All other liabilities	1,661	1,833	1,608	1,416	1,515	(9)	10
Shareholders’ equity	10,422	10,426	8,994	7,362	6,755	—	54
Total liabilities and shareholders’ equity	$100,343	$100,367	$86,898	$73,123	$71,596	—%	40%
N.R. Not relevant.

(1)	Includes nonaccrual loans.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in thousands)	2017	2016	2016	2016	2016
Assets
Interest-bearing deposits in banks	$271	$177	$152	$63	$51
Loans held for sale	3,958	18,477	6,135	5,546	4,322
Securities:
Available-for-sale and other securities:
Taxable	76,109	83,604	57,572	40,992	39,614
Tax-exempt	28,926	28,245	21,474	21,223	20,030
Total available-for-sale and other securities	105,035	111,849	79,046	62,215	59,644
Trading account securities	38	62	71	101	50
Held-to-maturity securities - taxable	45,195	33,005	33,098	35,420	36,789
Total securities	150,268	144,916	112,215	97,736	96,483
Loans and leases:
Commercial:
Commercial and industrial	277,812	271,715	234,853	188,375	183,930
Commercial real estate:
Construction	12,959	13,172	10,866	8,231	8,198
Commercial	55,746	52,555	47,353	36,763	38,820
Commercial real estate	68,705	65,728	58,219	44,994	47,018
Total commercial	346,517	337,442	293,072	233,369	230,948
Consumer:
Automobile	96,934	97,482	96,585	79,574	76,717
Home equity	110,545	107,637	98,014	87,279	88,072
Residential mortgage	70,614	68,841	63,217	56,509	55,510
RV and marine finance	26,001	26,141	13,102	—	—
Other consumer	27,310	26,305	22,452	15,673	14,307
Total consumer	331,404	326,406	293,370	239,035	234,606
Total loans and leases	677,921	663,848	586,442	472,404	465,554
Total earning assets	$832,418	$827,418	$704,944	$575,749	$566,410

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	6,366	4,230	3,430	1,939	1,679
Total demand deposits	6,366	4,230	3,430	1,939	1,679
Money market deposits	12,057	11,022	10,945	11,676	11,768
Savings and other domestic deposits	6,573	7,631	4,604	1,442	1,660
Core certificates of deposit	2,254	1,931	2,469	3,938	4,623
Total core deposits	27,250	24,814	21,448	18,995	19,730
Other domestic deposits of $250,000 or more	523	379	386	399	460
Brokered deposits and negotiable CDs	7,016	5,186	4,336	2,861	2,742
Deposits in foreign offices	—	51	63	68	86
Total deposits	34,789	30,430	26,233	22,323	23,018
Short-term borrowings	5,866	2,370	959	913	898
Long-term debt	49,730	47,077	41,764	36,541	30,269
Total interest bearing liabilities	90,385	79,877	68,956	59,777	54,185
Net interest income	$742,033	$747,541	$635,988	$515,972	$512,225

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates(2)
	March 31,	December 31,	September 30,	June 30,	March 31,
Fully-taxable equivalent basis(1)	2017	2016	2016	2016	2016
Assets
Interest-bearing deposits in banks	1.09%	0.64%	0.64%	0.25%	0.21%
Loans held for sale	3.82	2.95	3.53	3.89	3.99
Securities:
Available-for-sale and other securities:
Taxable	2.38	2.43	2.35	2.37	2.39
Tax-exempt	3.79	3.60	3.01	3.38	3.40
Total available-for-sale and other securities	2.65	2.65	2.50	2.64	2.65
Trading account securities	0.11	0.18	0.58	0.98	0.50
Held-to-maturity securities - taxable	2.36	2.43	2.41	2.44	2.43
Total securities	2.54	2.58	2.47	2.56	2.56
Loans and leases:(3)
Commercial:
Commercial and industrial	3.98	3.83	3.68	3.49	3.52
Commercial real estate:
Construction	3.95	3.65	3.76	3.70	3.51
Commercial	3.69	3.54	3.54	3.35	3.59
Commercial real estate	3.74	3.56	3.58	3.41	3.57
Total commercial	3.93	3.78	3.66	3.47	3.53
Consumer:
Automobile	3.55	3.57	3.37	3.15	3.17
Home equity	4.45	4.24	4.21	4.17	4.20
Residential mortgage	3.63	3.58	3.61	3.65	3.69
RV and marine finance	5.63	5.64	5.70	—	—
Other consumer	12.05	10.91	10.93	10.28	10.02
Total consumer	4.23	4.13	3.97	3.79	3.81
Total loans and leases	4.07	3.95	3.81	3.63	3.67
Total earning assets	3.70	3.60	3.52	3.41	3.44
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—	—	—
Demand deposits - interest-bearing	0.15	0.11	0.11	0.09	0.09
Total demand deposits	0.07	0.04	0.04	0.03	0.03
Money market deposits	0.26	0.24	0.24	0.24	0.24
Savings and other domestic deposits	0.22	0.25	0.21	0.11	0.13
Core certificates of deposit	0.39	0.29	0.43	0.79	0.82
Total core deposits	0.22	0.20	0.20	0.22	0.23
Other domestic deposits of $250,000 or more	0.45	0.39	0.40	0.40	0.41
Brokered deposits and negotiable CDs	0.72	0.48	0.44	0.40	0.38
Deposits in foreign offices	—	0.13	0.13	0.13	0.13
Total deposits	0.26	0.23	0.22	0.23	0.24
Short-term borrowings	0.63	0.36	0.29	0.36	0.32
Long-term debt	2.33	2.19	1.97	1.85	1.68
Total interest-bearing liabilities	0.54	0.48	0.49	0.50	0.46
Net interest rate spread	3.16	3.12	3.03	2.91	2.98
Impact of noninterest-bearing funds on margin	0.14	0.13	0.15	0.15	0.13
Net interest margin	3.30%	3.25%	3.18%	3.06%	3.11%
Commercial Loan Derivative Impact
(Unaudited)

	Average Rates
	2017	2016	2016	2016	2016
Fully-taxable equivalent basis(1)	First	Fourth	Third	Second	First
Commercial loans(2)(3)	3.93%	3.76%	3.62%	3.40%	3.44%
Impact of commercial loan derivatives	—	0.02	0.04	0.07	0.09
Total commercial - as reported	3.93%	3.78%	3.66%	3.47%	3.53%

Average 30 day LIBOR	0.80%	0.59%	0.51%	0.44%	0.43%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

(2)	Yield/rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes nonaccrual loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data(1)
(Unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in thousands, except share amounts)	2017	2016	2016	2016	2016
Interest income	$820,360	$814,858	$694,346	$565,658	$557,251
Interest expense	90,385	79,877	68,956	59,777	54,185
Net interest income	729,975	734,981	625,390	505,881	503,066
Provision for credit losses	67,638	74,906	63,805	24,509	27,582
Net interest income after provision for credit losses	662,337	660,075	561,585	481,372	475,484
Service charges on deposit accounts	83,420	91,577	86,847	75,613	70,262
Cards and payment processing income	47,169	49,113	44,320	39,184	36,447
Mortgage banking income	31,692	37,520	40,603	31,591	18,543
Trust and investment management services	33,869	34,016	28,923	22,497	22,838
Insurance income	15,264	16,486	15,865	15,947	16,225
Brokerage income	15,758	17,014	14,719	14,599	15,502
Capital markets fees	14,200	18,730	14,750	13,037	13,010
Bank owned life insurance income	17,542	17,067	14,452	12,536	13,513
Gain on sale of loans	12,822	24,987	7,506	9,265	5,395
Securities gains (losses)	(8)	(1,771)	1,031	656	—
Other income	40,735	29,598	33,399	36,187	30,132
Total noninterest income	312,463	334,337	302,415	271,112	241,867
Personnel costs	382,000	359,755	405,024	298,949	285,397
Outside data processing and other services	87,202	88,695	91,133	63,037	61,878
Equipment	46,700	59,666	40,792	31,805	32,576
Net occupancy	67,700	49,450	41,460	30,704	31,476
Professional services	18,295	23,165	47,075	21,488	13,538
Marketing	13,923	21,478	14,438	14,773	12,268
Deposit and other insurance expense	20,099	15,772	14,940	12,187	11,208
Amortization of intangibles	14,355	14,099	9,046	3,600	3,712
Other expense	57,148	49,417	48,339	47,118	39,027
Total noninterest expense	707,422	681,497	712,247	523,661	491,080
Income before income taxes	267,378	312,915	151,753	228,823	226,271
Provision for income taxes	59,284	73,952	24,749	54,283	54,957
Net income	208,094	238,963	127,004	174,540	171,314
Dividends on preferred shares	18,878	18,865	18,537	19,874	7,998
Net income applicable to common shares	$189,216	$220,098	$108,467	$154,666	$163,316

Average common shares - basic	1,086,374	1,085,253	938,578	798,167	795,755
Average common shares - diluted	1,108,617	1,104,358	952,081	810,371	808,349

Per common share
Net income - basic	$0.17	$0.20	$0.12	$0.19	$0.21
Net income - diluted	0.17	0.20	0.11	0.19	0.20
Cash dividends declared	0.08	0.08	0.07	0.07	0.07

Revenue - fully-taxable equivalent (FTE)
Net interest income	$729,975	$734,981	$625,390	$505,881	$503,066
FTE adjustment	12,058	12,560	10,598	10,091	9,159
Net interest income(2)	742,033	747,541	635,988	515,972	512,225
Noninterest income	312,463	334,337	302,415	271,112	241,867
Total revenue(2)	$1,054,496	$1,081,878	$938,403	$787,084	$754,092

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in thousands, except as noted)	2017	2016	2016	2016	2016	4Q16	1Q16
Mortgage banking income
Origination and secondary marketing	$21,388	$22,161	$32,741	$26,862	$18,533	(3)%	15%
Servicing fees	13,014	12,601	11,656	11,010	11,137	3	17
Amortization of capitalized servicing	(6,683)	(7,582)	(7,681)	(6,673)	(6,405)	(12)	4
Other mortgage banking income	2,588	2,862	2,790	2,323	1,672	(10)	55
Subtotal	30,307	30,042	39,506	33,522	24,937	1	22
MSR valuation adjustment(1)	1,955	24,981	2,505	(8,300)	(18,329)	(92)	(111)
Net trading gains (losses) related to MSR hedging	(570)	(17,503)	(1,408)	6,369	11,935	(97)	(105)
Total mortgage banking income	$31,692	$37,520	$40,603	$31,591	$18,543	(16)	71
Mortgage originations (in millions)	$1,266	$1,542	$1,744	$1,600	$936	(18)	35
Capitalized mortgage servicing rights(2)	191,119	186,213	156,820	134,397	142,094	3	35
Total mortgages serviced for others (in millions)(2)	19,051	18,852	18,631	16,211	16,239	1	17
MSR % of investor servicing portfolio(2)	1.00%	0.99%	0.84%	0.83%	0.88%	1	14
Net impact of MSR hedging
MSR valuation adjustment(1)	$1,955	$24,981	$2,505	$(8,300)	$(18,329)	(92)	(111)
Net trading gains (losses) related to MSR hedging	(570)	(17,503)	(1,408)	6,369	11,935	(97)	(105)
Net gain (loss) of MSR hedging	$1,385	$7,478	$1,097	$(1,931)	$(6,394)	(81)	(122)

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in thousands)	2017	2016	2016	2016	2016
Allowance for loan and lease losses, beginning of period	$638,413	$616,898	$623,064	$613,719	$597,843
Loan and lease losses	(70,715)	(64,809)	(59,268)	(43,545)	(59,692)
Recoveries of loans previously charged off	31,277	21,285	19,203	26,790	51,140
Net loan and lease losses	(39,438)	(43,524)	(40,065)	(16,755)	(8,552)
Provision for loan and lease losses	73,679	65,460	53,523	26,086	24,338
Allowance of assets sold or transferred to loans held for sale	(74)	(421)	(19,624)	14	90
Allowance for loan and lease losses, end of period	672,580	638,413	616,898	623,064	613,719
Allowance for unfunded loan commitments and letters of credit, beginning of period	97,879	88,433	73,748	75,325	72,081
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(6,041)	9,446	10,282	(1,577)	3,244
Fair value of acquired AULC	—	—	4,403	—	—
Allowance for unfunded loan commitments and letters of credit, end of period	91,838	97,879	88,433	73,748	75,325
Total allowance for credit losses, end of period	$764,418	$736,292	$705,331	$696,812	$689,044
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.00%	0.95%	0.93%	1.19%	1.19%
Nonaccrual loans and leases (NALs)	168	151	153	135	123
Nonperforming assets (NPAs)	147	133	130	127	117
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.14%	1.10%	1.06%	1.33%	1.34%
Nonaccrual loans and leases	190	174	174	151	138
Nonperforming assets	167	153	148	142	131

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in thousands)	2017	2016	2016	2016	2016
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$11,223	$15,674	$19,225	$3,702	$6,514
Commercial real estate:
Construction	(3,137)	(1,332)	(271)	(377)	(104)
Commercial	(2,232)	(4,160)	(2,427)	(296)	(17,372)
Commercial real estate	(5,369)	(5,492)	(2,698)	(673)	(17,476)
Total commercial	5,854	10,182	16,527	3,029	(10,962)
Consumer:
Automobile	12,407	13,132	7,769	4,320	6,770
Home equity	1,662	1,621	2,624	1,078	3,681
Residential mortgage	2,595	1,673	1,728	776	1,647
RV and marine finance	2,363	2,182	106	—	—
Other consumer	14,557	14,734	11,311	7,552	7,416
Total consumer	33,584	33,342	23,538	13,726	19,514
Total net charge-offs	$39,438	$43,524	$40,065	$16,755	$8,552

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Net charge-offs (recoveries)—annualized percentages:
Commercial:
Commercial and industrial	0.16%	0.23%	0.31%	0.07%	0.13%
Commercial real estate:
Construction	(0.96)	(0.38)	(0.10)	(0.17)	(0.05)
Commercial	(0.15)	(0.29)	(0.19)	(0.03)	(1.62)
Commercial real estate	(0.29)	(0.30)	(0.17)	(0.05)	(1.34)
Total commercial	0.07	0.12	0.21	0.05	(0.17)
Consumer:
Automobile	0.45	0.48	0.27	0.17	0.28
Home equity	0.07	0.06	0.11	0.05	0.17
Residential mortgage	0.13	0.09	0.10	0.05	0.11
RV and marine finance	0.50	0.47	0.05	—	—
Other consumer	6.33	6.14	5.54	4.93	5.17
Total consumer	0.42	0.42	0.32	0.22	0.32
Net charge-offs as a % of average loans	0.24%	0.26%	0.26%	0.13%	0.07%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in thousands)	2017	2016	2016	2016	2016
Nonaccrual loans and leases (NALs):
Commercial and industrial	$232,171	$234,184	$220,862	$289,811	$307,824
Commercial real estate	13,889	20,508	21,300	23,663	30,801
Automobile	4,881	5,766	4,777	5,049	7,598
Residential mortgage	80,686	90,502	88,155	85,174	90,303
RV and marine finance	106	245	96	—	—
Home equity	69,575	71,798	69,044	56,845	62,208
Other consumer	2	—	—	5	—
Total nonaccrual loans and leases	401,310	423,003	404,234	460,547	498,734
Other real estate:
Residential	31,786	30,932	34,421	26,653	23,175
Commercial	18,101	19,998	36,915	2,248	2,957
Total other real estate	49,887	50,930	71,336	28,901	26,132
Other NPAs (1)	6,910	6,968	—	376	—
Total nonperforming assets	$458,107	$480,901	$475,570	$489,824	$524,866

Nonaccrual loans and leases as a % of total loans and leases	0.60%	0.63%	0.61%	0.88%	0.97%
NPA ratio (3)	0.68	0.72	0.72	0.93	1.02
(NPA+90days)/(Loan+OREO) (4)	0.87	0.91	0.92	1.12	1.22

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in thousands)	2017	2016	2016	2016	2016
Nonperforming assets, beginning of period	$480,901	$475,570	$489,824	$524,866	$398,923
New nonperforming assets	124,550	150,368	166,966	74,577	240,707
Returns to accruing status	(22,441)	(12,630)	(81,086)	(18,648)	(14,289)
Loan and lease losses	(33,840)	(37,410)	(31,500)	(25,420)	(40,465)
Payments	(82,607)	(33,038)	(67,503)	(58,594)	(51,512)
Sales and held-for-sale transfers	(8,456)	(61,959)	(1,131)	(6,957)	(8,498)
Nonperforming assets, end of period	$458,107	$480,901	$475,570	$489,824	$524,866

(1)	Other nonperforming assets includes certain impaired investment securities.

(2)	Represents loans from FirstMerit acquisition.

(3)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(4)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in thousands)	2017	2016	2016	2016	2016
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$15,054	$18,148	$20,188	$5,616	$8,032
Commercial real estate	14,499	17,215	21,260	10,799	12,694
Automobile	8,123	10,182	7,871	5,452	5,064
Residential mortgage (excluding loans guaranteed by the U.S. Government)	16,192	15,074	15,664	11,383	11,740
RV and marine finance	2,200	1,462	1,043	—	—
Home equity	15,453	11,508	12,997	7,579	8,571
Other consumer	3,370	3,895	2,988	1,645	1,868
Total, excl. loans guaranteed by the U.S. Government	74,891	77,484	82,011	42,474	47,969
Add: loans guaranteed by U.S. Government	53,052	51,878	52,665	56,105	57,843
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$127,943	$129,362	$134,676	$98,579	$105,812

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.11%	0.12%	0.12%	0.08%	0.09%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.08	0.08	0.08	0.11	0.11
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.19	0.19	0.20	0.19	0.21

Accruing troubled debt restructured loans:
Commercial and industrial	$222,303	$210,119	$232,740	$232,112	$205,989
Commercial real estate	81,202	76,844	80,553	85,015	108,861
Automobile	27,968	26,382	27,843	25,892	25,856
Home equity	271,258	269,709	275,601	203,047	204,244
Residential mortgage	239,175	242,901	251,529	256,859	259,750
RV and marine finance	581	—	—	—	—
Other consumer	4,128	3,780	4,102	4,522	4,768
Total accruing troubled debt restructured loans	$846,615	$829,735	$872,368	$807,447	$809,468

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$88,759	$107,087	$70,179	$77,592	$83,600
Commercial real estate	4,357	4,507	5,672	6,833	14,607
Automobile	4,763	4,579	4,437	4,907	7,407
Home equity	29,090	28,128	28,009	21,145	23,211
Residential mortgage	59,773	59,157	62,027	63,638	68,918
RV and marine finance	106	—	—	—	—
Other consumer	117	118	142	142	191
Total nonaccruing troubled debt restructured loans	$186,965	$203,576	$170,466	$174,257	$197,934

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions, except per share amounts)	2017	2016	2016	2016	2016
Common equity tier 1 risk-based capital ratio:(1)
Total shareholders’ equity	$10,437	$10,308	$10,387	$7,507	$7,158
Regulatory capital adjustments:
Shareholders’ preferred equity	(1,076)	(1,076)	(1,076)	(971)	(773)
Accumulated other comprehensive income offset	391	401	172	134	167
Goodwill and other intangibles, net of related taxes	(2,174)	(2,126)	(2,140)	(700)	(703)
Deferred tax assets that arise from tax loss and credit carryforwards	(28)	(21)	(29)	(21)	(29)
Common equity tier 1 capital	7,550	7,486	7,314	5,949	5,820
Additional tier 1 capital
Shareholders’ preferred equity	1,076	1,076	1,076	971	773
Other	(7)	(15)	(19)	(14)	(19)
Tier 1 capital	8,619	8,547	8,371	6,906	6,574
Long-term debt and other tier 2 qualifying instruments	888	932	1,036	590	611
Qualifying allowance for loan and lease losses	764	736	705	697	689
Tier 2 capital	1,652	1,668	1,741	1,287	1,300
Total risk-based capital	$10,272	$10,215	$10,112	$8,193	$7,874
Risk-weighted assets (RWA)(1)	$78,082	$78,263	$80,513	$60,721	$59,798
Common equity tier 1 risk-based capital ratio(1)	9.67%	9.56%	9.09%	9.80%	9.73%
Other regulatory capital data:
Tier 1 leverage ratio(1)	8.78	8.70	9.89	9.55	9.29
Tier 1 risk-based capital ratio(1)	11.04	10.92	10.40	11.37	10.99
Total risk-based capital ratio(1)	13.15	13.05	12.56	13.49	13.17
Non-regulatory capital data:
Tangible common equity / RWA ratio(1)	9.12	8.92	8.74	9.60	9.49

(1)	March 31, 2017, figures are estimated.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Common stock price, per share
High(1)	$14.740	$13.640	$10.110	$10.650	$10.810
Low(1)	12.370	9.570	8.230	8.045	7.830
Close	13.390	13.220	9.860	8.940	9.540
Average closing price	13.663	11.627	9.522	9.831	9.222
Dividends, per share
Cash dividends declared per common share	$0.08	$0.08	$0.07	$0.07	$0.07
Common shares outstanding
Average - basic	1,086,374	1,085,253	938,578	798,167	795,755
Average - diluted	1,108,617	1,104,358	952,081	810,371	808,349
Ending	1,087,120	1,085,689	1,084,783	799,154	796,689
Tangible book value per common share(2)	$6.55	$6.43	$6.48	$7.29	$7.12
Non-regulatory capital

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2017	2016	2016	2016	2016
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$10,437	$10,308	$10,387	$7,507	$7,158
Less: goodwill	(1,993)	(1,993)	(2,004)	(677)	(677)
Less: other intangible assets	(388)	(402)	(429)	(48)	(51)
Add: related deferred tax liability(2)	136	141	150	17	18
Total tangible equity	8,192	8,054	8,104	6,799	6,448
Less: preferred equity	(1,071)	(1,071)	(1,071)	(971)	(773)
Total tangible common equity	$7,121	$6,983	$7,033	$5,828	$5,675
Total assets	$100,046	$99,714	$100,765	$73,954	$72,645
Less: goodwill	(1,993)	(1,993)	(2,004)	(677)	(677)
Less: other intangible assets	(388)	(402)	(429)	(48)	(51)
Add: related deferred tax liability(2)	136	141	150	17	18
Total tangible assets	$97,801	$97,460	$98,482	$73,246	$71,935
Tangible equity / tangible asset ratio	8.38%	8.26%	8.23%	9.28%	8.96%
Tangible common equity / tangible asset ratio	7.28	7.16	7.14	7.96	7.89
Other data:
Number of employees (Average full-time equivalent)	16,331	15,993	14,511	12,363	12,386
Number of domestic full-service branches(3)	996	1,115	1,129	772	771

(1)	High and low stock prices are intra-day quotes obtained from Bloomberg.

(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	Includes Regional Banking and The Huntington Private Client Group offices.